UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  March 15, 1999
                                                ------------------
                       COMMONWEALTH BIOTECHNOLOGIES, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Virgina                       001-13467              56-1641133
            -------                       ---------              ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)


                  601 Biotech Drive, Richmond, Virginia 23235
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (804) 648-3820
                                                   ---------------------


                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On March 15, 1999, Charles A. Mills, submitted his resignation as a director of the Company. Mr. Mills served as a director since the Company completed its initial public offering in 1997. Mr. Mills served as a member of the Audit, Compensation and Nominating Committees of the Company's Board of Directors. Mr. Mills has elected to focus his attention of the operation of Anderson & Strudwick Incorporated, a brokerage firm for which he serves as Chairman. The Company is actively searching for a replacement.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                           Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            COMMONWEALTH BIOTECHNOLOGIES, INC.



                                            By: /s/ Robert B. Harris, Ph.D.
                                               -------------------------------
                                                Robert B. Harris, Ph.D.
                                                President







March 19, 1999